GUARANTY AND SECURITY AGREEMENT

                                      among

                      FOUNDATION FINANCIAL SERVICES, INC.,

                        NATIONALCARE(R) MARKETING, INC.,

                        LIFESTYLES MARKETING GROUP, INC.,

                        PRECISION DIALING SERVICES, INC.,

                          SENIOR BENEFITS, L.L.C., and

                       WESTBRIDGE PRINTING SERVICES, INC.,

                                each, as Grantor,

         each Lender which is a Beneficiary hereunder from time to time

                                       and

                CREDIT SUISSE FIRST BOSTON MANAGEMENT CORPORATION

                    as Administrative Agent and Secured Party

                           Dated: As of April 17, 2001








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* Identify  any imposed by  applicable  Law,  other than any which appear on the certificates evidencing the relevant Pledged Stock. * Other than the Lien created by this Agreement.

                        GUARANTY AND SECURITY AGREEMENT

     THIS  GUARANTY AND SECURITY  AGREEMENT is made as of April 17, 2001,  among
(a) Foundation Financial Services, Inc., a Nevada corporation, (b) NationalCare(R) Marketing, Inc., a Delaware corporation ("NCM"), (c) LifeStyles Marketing Group, Inc., a Delaware corporation, (d) Precision Dialing Services, Inc., a Delaware corporation, (e) Senior Benefits, L.L.C., an Arizona limited liability company ("Senior Benefits"), and (f) Westbridge Printing Services, Inc., a Delaware corporation (each, a "Grantor"), and Credit Suisse First Boston Management Corporation as secured party hereunder (the "Secured Party") for the ratable benefit of the Lenders in its capacity as Administrative Agent (as those terms are defined below) and for its own benefit as Administrative Agent (as that term is so defined), and the Administrative Agent and each of the Lenders party to the Credit Agreement (as so defined) from time to time, as Beneficiary of the Guaranty provided for herein.

     A. Pursuant to the Credit Agreement dated as of the date hereof (as it may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") among Ascent Assurance, Inc., a Delaware corporation, as borrower (the "Borrower"), Credit Suisse First Boston Management Corporation, as Administrative Agent (in that capacity, the "Administrative Agent") and Arranger, and the Lenders from time to time party thereto (the "Lenders"), the Lenders have agreed, on the terms and subject to the conditions of the Credit Agreement, to make loans (the "Loans") to the Borrower.

     B. As a Subsidiary, each Grantor acknowledges that it will benefit materially from the Loans to be made to the Borrower and is willing to guaranty the Borrower's obligations under the Credit Agreement, the Notes and the other Loan Documents and to grant a security interest in its personal property and assets to the Administrative Agent for the ratable benefit of the Lenders and the Administrative Agent to secure that Grantor's obligations under its guaranty of the Borrower's obligations.

     C. It is a condition precedent to the making of the initial Loan that each Grantor, among other things, shall have executed and delivered to the Secured Party this Agreement.

     NOW, THEREFORE, in order to induce the Lenders to make the Loans and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, each Grantor hereby agrees as follows:

Section 1. Definitions.
           -----------

     (a) Terms used herein that are defined in the New York Uniform Commercial Code (as amended from time to time, the "UCC"), unless otherwise defined herein, have the meanings given to them from time to time in the UCC. The term "Obligations" and all other capitalized terms used herein without definition have the meanings given to those terms in the Credit Agreement. Certain terms relating to the Collateral are defined in Section 3. The following terms, as used herein, have the meanings set forth below, and shall be equally applicable to both the singular and the plural forms thereof:

     "Bankruptcy   Code"   means  the  United   States   Bankruptcy   Code,   11
U.S.C.ss.ss.101 et seq.

     "Beneficiary" has the meaning set forth in Section 2.

     "Collateral" has the meaning set forth in Section 3 and, when used in relation to a particular Grantor, means all of such Grantor's personal property identified therein as Collateral.

     "Contractual Obligation" means, as to any Person, any indenture or loan or credit agreement, security (including, but not limited to any capital stock, convertible debt instrument, warrant, option or other right to acquire any security of such Person) or other agreement, lease or instrument issued by such Person or to which such Person is a party or by which such Person or its properties may be bound or affected.

     "Event of Default" has the meaning set forth in Section 14.

     "Excluded Property" means, in relation to each Grantor the property of such Grantor identified in Schedule IV, for so long as such property remains subject to a Permitted Lien.

     "Grantor Documents" means, as to each Grantor, this Agreement and each other Loan Document to which such Grantor is or at any time hereafter becomes a party.

     "Guaranty" means, in respect of each Grantor, the guaranty of payment made by it in Section 2(a) of this Agreement.

     "Law" means any treaty, foreign, federal, state or local statute, law, rule, regulation, ordinance, order, code, policy or rule of common law, now or hereafter in effect, in each case as amended, and any judicial or administrative interpretation thereof by a governmental authority or otherwise, including any judicial or administrative order, consent decree or judgment.

     "Lien" means any mortgage, deed of trust, pledge, security interest, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference or other security agreement or preferential arrangement, charge or encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the UCC or comparable law of any jurisdiction to evidence any of the foregoing).

     "Pledged Membership Interests" means all Collateral subject to the Lien created herein by NCM which represents its interests in Senior Benefits, as a member thereof.

     "Pledged Stock" has the meaning set forth in Section 3.

     "Secured Obligations" has the meaning set forth in Section 4(a).

Section 2. Guaranty.
           --------

     (a) Each Grantor, severally, as primary obligor and not merely as a surety, hereby irrevocably, absolutely and unconditionally guarantees to the Administrative Agent and the Lenders (each a "Beneficiary" and collectively, the "Beneficiaries"), the prompt and complete payment by the Borrower, as and when due and payable, of the Obligations.

     (b) The term "obligations" is used herein, and in each other Grantor Document, in the broadest sense possible, and (i) in relation to Grantor, includes all payment and performance obligations of such Grantor under this Agreement and any other Grantor Document to which it is a party, and (ii) in relation to obligations of the Borrower, includes all payment and performance obligations of the Borrower in respect of any and all advances, debts, reimbursement or indemnity obligations, guarantees and liabilities heretofore, now, or hereafter made, incurred or created, whether in respect of principal, interest, fees or any other amount and whether accruing before or after judgment or the commencement of any bankruptcy or insolvency proceedings in respect of the Borrower or any other Person, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether any Grantor may be liable individually or jointly with others, whether recovery thereon may be or hereafter becomes barred by any statute of limitations or whether any of the foregoing may be or hereafter becomes otherwise unenforceable.

     (c) Each Grantor hereby severally guarantees that it will pay, or cause the Obligations to be paid, strictly in accordance with the terms of the Loan Documents, regardless of any Law now or hereafter in effect in any jurisdiction affecting any such terms or the rights of the Beneficiaries with respect thereto. The obligations and liabilities of each Grantor under the Guaranty shall be absolute and unconditional irrespective of: (A) any lack of validity or enforceability of any of the Obligations or any Loan Document, or any delay, failure or omission to enforce or agreement not to enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise of any right with respect to the foregoing (including, in each case, without limitation, as a result of the insolvency, bankruptcy or reorganization of any Beneficiary, the Borrower, any other Grantor or any other Person); (B) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations or any other amendment or waiver of or consent to any departure from the Loan Documents or any agreement or instrument relating thereto; (C) any exchange or release of, or non-perfection of, any Lien on or in any collateral, or any release, amendment or waiver of, or consent to any departure from, any other guaranty of, or agreement granting security for, all or any of the Obligations; (D) any claim, set-off, counterclaim, defense or other rights that the Grantor may have at any time and from time to time against any Beneficiary, any other Grantor or any other Person, whether in connection with this Agreement, the Obligations or any unrelated transaction; or (E) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower, such Grantor or any other guarantor or surety in respect of the Obligations.

     (d) The Guaranty (A) is a continuing guaranty of each Grantor and shall remain in full force and effect until the termination of the Commitments, the payment in full of the Obligations and the payment of all other amounts required to be paid by each Grantor pursuant hereto; and (b) shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be returned by any Beneficiary upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower, any Grantor or otherwise, all as though such payment had not been made.

     (e) The obligations and liabilities of each Grantor under the Guaranty shall not be conditioned or contingent upon the pursuit by any Beneficiary or any other Person at any time of any right or remedy against the Borrower, any other Grantor or any other Person that may be or become liable in respect of or any part of the Obligations or against any collateral security or guaranty therefor or any right of setoff with respect thereto.

     (f) Each Grantor hereby consents that, without the necessity of any reservation of rights against such Grantor and without notice to or further assent by such Grantor or any other Grantor, any demand for payment of any of the Obligations made by any Beneficiary may be rescinded by such Beneficiary, and any of the Obligations may be continued after such rescission.

Section 3. Grant of Security.

Each  Grantor  hereby  grants  to  the  Secured   Party,   in  its  capacity  as
Administrative Agent for the ratable benefit of the Lenders and for its own benefit as Administrative Agent, a security interest in and lien on all of such Grantor's right, title and interest in and to all of such Grantor's personal property assets, including but not limited to all of the following, whether now owned or existing or hereafter acquired or existing, and wherever located except for the Excluded Property (subject to that exception, the "Collateral") to secure the Secured Obligations:

(a) All machinery, furnishings, fixtures, service vehicles, supplies and other equipment, together with all attachments, components, parts and accessories installed thereon or affixed thereto ("Equipment");

(b) All goods held for sale or lease or to be furnished under contracts of service, and all additions, substitutions and replacements thereof, wherever located, together with all goods and materials used or usable in manufacturing, processing, packaging or shipping; in all stages of production, from raw materials through work-in-process to finished goods ("Inventory");

(c)  All other goods, of any nature whatsoever;

(d) All (i) (A) rights to payment for goods sold or services rendered by such Grantor, including all accounts arising from sales or rendition of services made under any of such Grantor's trade names or styles or through any of such Grantor's divisions, regardless of how such right is evidenced, whether secured or unsecured (and whether or not specifically listed on schedules furnished to the Secured Party) ("Accounts Receivable"), and (B) other accounts; (ii) unpaid seller's rights (including rights of rescission, replevin, reclamation and stoppage in transit) relating to the foregoing or arising therefrom; (iii) rights to any goods represented by any of the foregoing, including rights to returned or repossessed goods;
     (iv) reserves and credit balances arising under any of the foregoing; (v) guarantees, letters of credit, collateral or other supporting obligations supporting or securing any of the foregoing; and (vi) insurance policies or rights relating to any of the foregoing (collectively, including Accounts Receivable, the "Accounts");


(e) All (i) instruments, (ii) documents, (iii) contract rights, (iv) chattel paper, (v) letters of credit, (vi) letter-of-credit rights, (vii) claims and causes of action against any other Person, however arising, and (viii) general intangibles, whether or not for the payment of money, including, but not limited to, all (A) rights to tax refunds or other payments of every kind or nature, including rights to the payment of letters of credit;
     (B) copyrights, rights in or licenses of copyrights and marks subject to copyright protection, in whole or in part, and all renewals or extensions of any of the foregoing; (C) trade names, trademarks, service marks, trade styles, designs, logos, indicia, corporate names, company names and fictitious business names, in each case, together with all associated goodwill; (D) patents and patent applications and rights in or licenses of patents or patent applications; (E) computer programs and all intellectual property rights therein (other than such programs and rights in which, by their terms enforceable under applicable law, no security interest may be granted); and (F) other proprietary information;

(f) All investment property, including, without limitation, all securities and capital stock or other interests in any other Person whether certificated or uncertificated; all warrants, options and other rights to acquire securities, capital stock or other interests in any other Person; all securities entitlements; and all securities accounts, together with all financial assets credited thereto;

(g) All cash and cash equivalents, including, without limitation, money, demand deposit accounts and other deposit accounts;

(h) All governmental approvals, licenses, franchises and authorizations, to the maximum extent permitted by applicable law;

(i) All property and interests in property of such Grantor now or hereafter coming into the actual possession, custody or control of the Secured Party in any way and for any purpose (whether for safekeeping, deposit, custody, pledge, transmission, collection or otherwise);

(j)  All books and records;

(k) All other property and interests in property of such Grantor constituting personal property; and

(l) All accessions and additions to, substitutions for, and replacements, products and proceeds of any of the foregoing (including, without limitation, proceeds that constitute property of the types described in clauses (a) through (k) of this Section 3, and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Secured Party is the loss payee thereof), or any indemnity, warranty, guaranty or letter of credit, payable by reason of loss or damage to or otherwise with respect to any of the foregoing; and (ii) any and all supporting obligations in respect of any of the foregoing).

At the time of its execution of this Agreement, NCM shall, in its capacity hereunder as Grantor, deliver to the Secured Party all certificates or instruments representing or evidencing the Collateral that consists of all of the common stock of each of the companies identified in Annex 1 to this Agreement (the "Companies") represented by the certificate(s) identified in Annex 1 to this Agreement (the "Pledged Stock"), to be held by or on behalf of the Secured Party pursuant hereto. Each such certificate or instrument shall be
(a) in suitable form for transfer by delivery or (b) accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Party. For the sake of clarity, NCM hereby expressly grants a security interest in all of the membership interests of Senior Benefits, L.L.C. The Secured Party shall have the right, at any time in its discretion and without notice to NCM, to transfer to, or to register in the name of, the Secured Party or any of its nominees any or all of the Pledged Stock, subject only to the revocable rights specified in Section 22.

Section 4. Security for Secured Obligations.

(a) (a) The Lien created by each Grantor under this Agreement secures the payment and performance of any and all obligations of the Borrower now existing or hereafter arising under or in respect of the Credit Agreement or any other Loan Document, and any and all obligations of such Grantor now existing or hereafter arising under the Guaranty or otherwise under this Agreement or any other Grantor Document (the "Secured Obligations").

(b) Senior Benefits, as issuer of the Pledged Membership Interests made subject to the Lien of this Agreement by NCM, hereby agrees that (i) it shall comply with any notification originated and communicated to it by the Secured Party which directs that the transfer of the Pledged Membership Interests be registered or that the Pledged Membership Interests be redeemed ("Instructions") without further consent from NCM, (ii) it will cause such registration to remain in effect, and (iii) it will disregard Instructions from any Person other than the Secured Party and will comply with its agreement set forth in this provision until it shall have received a written agreement of the Secured Party releasing it from its agreement set forth in this paragraph.

Section 5. Representations and Warranties.

     Each Grantor hereby represents and warrants to the Secured Party and each of the Lenders as follows:

(a) All of the Inventory and Equipment of such Grantor is located at the places specified on Schedule I. The chief place of business and chief executive office of such Grantor, the office where such Grantor keeps its records concerning Accounts Receivable and other Collateral, and each other place of business of the Grantor, are located at the addresses specified on
     Schedule I. None of the Accounts Receivable is evidenced by a promissory note or other instrument or by chattel paper.

(b) Such Grantor is a duly incorporated or organized and validly existing corporation under the laws of its state of organization, and is qualified to do business and in good standing in all states and other jurisdictions in which the failure to be so qualified and in good standing would have a Material Adverse Effect or a material adverse effect on the ability of such Grantor to enforce the collection of Accounts Receivable due from customers residing in such locations.

(c)  This  Agreement  has been duly  executed and  delivered by each Grantor and constitutes a legal, valid and binding obligation of such Grantor enforceable in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general principles of equity (whether enforcement is sought by proceedings in equity or at law). Neither the execution and delivery nor the performance hereof: (i) requires any consent or approval of such Grantor's stockholders, except for such consents and approvals as have been duly obtained and are in full force and effect; (ii) contravenes such Grantor's certificate of incorporation or by-laws or other organizational documents; (iii) violates any provision of, or requires any filing (other than the filing of the financing statements contemplated hereby), registration, consent or approval under, any Law, order, writ, judgment, injunction, decree, determination or award currently in effect applicable to such Grantor or its property; (iv) results in a breach of, constitutes a default under, or otherwise contravenes, any Contractual Obligation of such Grantor; or (v) causes such Grantor to be in default under any such Law, order, writ, judgment, injunction, decree, determination or award or any such Contractual Obligation or in violation of any other obligation with respect to the Collateral.

(d) Such Grantor is the legal, record or beneficial owner of, and has good and marketable title to, the property of such Grantor that constitutes Collateral, free and clear of any Lien whatsoever, except for (A) the Lien created hereby, and (B) other Permitted Liens, and in the case of NCM, the Pledged Stock includes all of the issued and outstanding Capital Stock of the Companies. No financing statement or other security instrument is on file in any jurisdiction covering any such Collateral, other than any that has been filed with respect to either (i) the Lien created hereby or (ii) another Permitted Lien. Schedule II identifies all Permitted Liens, other than the Lien created hereby, existing on the date of this Agreement in respect of personal property of such Grantor and the Contractual Obligation secured by such Permitted Lien.

(e) Except for such defaults as have been waived pursuant to waivers that are in full force and effect, such Grantor is not in default under the terms of any Contractual Obligation of such Grantor with respect to any loan, borrowing or indebtedness to which such Grantor is a party of any nature whatsoever or any other Contractual Obligation of such Grantor, contract or agreement to which such Grantor is a party, the result of which could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations, property or prospects of such Grantor, or upon such Grantor's ability to perform any of its obligations under this Agreement or any other Loan Document to which such Grantor is a party.

(f) Such Grantor has established adequate means of keeping itself informed of the Borrower's financial condition and of other circumstances affecting the Borrower's ability to perform the Obligations.

(g) Such Grantor does not conduct any business under any name or trade name other than its proper name, which is set forth in the first paragraph of this Agreement. The taxpayer identification number of such Grantor is set forth on Schedule I.

(h) Schedule IV identifies all of the property of such Grantor subject to a Permitted Lien on the date of this Agreement. Except for Inventory in transit in the ordinary course of such Grantor's business, such Grantor has exclusive possession and control of the Inventory and Equipment constituting Collateral.

(i) As of the date of this Agreement, this Agreement creates a continuing Lien in the Collateral, securing the payment of the Secured Obligations.

(j) No consent or authorization of, filing with, notice to, or other act by or in respect of, any Governmental Authority or any other Person is required with respect to any Grantor in connection with either (i) the grant by such Grantor of the Guaranty and Lien created hereby or the execution, delivery or performance of this Agreement by such Grantor or (ii) for the perfection of or the exercise by the Secured Party of its rights and remedies hereunder, other than the filing of financing statements with the Secretary as set forth in Schedule II or otherwise specified in Schedule III.

(k) There is no action, suit or proceeding pending or threatened against or otherwise affecting such Grantor before any court or other Governmental Authority or before any arbitrator or mediator the result of which, either singly or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(l) In the case of NCM, there are no restrictions upon the transfer of any of the Pledged Stock or any of the Pledged Membership Interests, except for any which appear on the certificates evidencing such Pledged Stock or any restrictions imposed by Law which are identified in Annex 1.

Section 6. Subordination and Waiver.

(a)  (i)

     (i) All existing or future obligations owed to each Grantor by the Borrower or any other Person liable in respect of all or any portion of the Obligations (collectively, whether for principal, interest, fees or any other amount, "Subordinated Indebtedness"), and any Lien, of any nature whatsoever, securing all or any portion of such Subordinated Indebtedness, are hereby subordinated, respectively, to all Secured Obligations and to such Lien. Until the Commitments have been terminated and all Obligations have been paid in full in cash, except with the Administrative Agent's prior written consent: (A) no payment in respect of any Subordinated Indebtedness shall be demanded, created or accepted by or for the benefit of such Grantor; and (B) no Lien securing the payment or performance of any Subordinated Indebtedness shall be demanded, created or accepted by or for the benefit of such Grantor. If any amount is received by any Grantor in respect of any Subordinated Indebtedness in violation of the foregoing prohibition, such Grantor shall receive such amount as the property of, and as trustee for, the Administrative Agent and the Lenders, and shall pay such amount over to the Administrative Agent on account of the Secured Obligations in exactly the form received, together with any required endorsement or assignment of such Grantor, but without reducing or affecting in any manner the liability of such Grantor under the other provisions of this Agreement.

     (ii) In the event of any insolvency of the Borrower or any other Person liable in respect of all or any portion of the Obligations, or of any distribution, division or application, whether partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets (or proceeds of assets) of any Person obligated in respect of Subordinated Indebtedness, the Secured Obligations shall be paid in full, in cash, before any payment is made on such Subordinated Indebtedness, and all dividends, payments and other distributions of any nature whatsoever, whether in cash or in other property, that would otherwise be payable or deliverable upon or in respect of the Subordinated Indebtedness shall be paid over or delivered directly to the Administrative Agent, for application to the Secured Obligations until they have been paid in full.

(b) The subordination provided for herein shall apply to all Subordinated Indebtedness and its subordintion to all Secured Obligations, in each case, whether in respect of principal, interest, fees, charges, indemnity obligations or constituting a payment obligation of any other nature whatsoever, and whether accrued before or after the commencement of any bankruptcy, insolvency or reorganization proceeding in respect of the Borrower or any other Person obligated in respect of any Subordinated Indebtedness.

(c) All existing or future Subordinated Indebtedness owed to each Grantor is hereby assigned to the Administrative Agent by such Grantor as security for the Secured Obligations and, if requested by the Administrative Agent during the continuance of any Event of Default, shall be collected and received by each such Grantor as trustee for the Administrative Agent and the Lenders and paid over to the Administrative Agent, on account of the Secured Obligations, as the Administrative Agent may elect, but without reducing or affecting in any manner the liability of any Grantor under the other provisions of this Agreement. All notes now or hereafter evidencing Subordinated Indebtedness shall be marked with a legend that they are subject to the Lien created by, and the other provisions of, this Agreement and, if the Administrative Agent so requests, shall be delivered to the Administrative Agent, endorsed in blank. In addition, each Grantor shall, upon request, provide the Administrative Agent with access to and copies of such Grantor's records that pertain to the Subordinated Indebtedness and shall execute such instruments as may be required by the Administrative Agent to enable it to enforce all claims of such Grantor in respect of such Subordinated Indebtedness and to collect all dividends, payments or other disbursements that may be made on account thereof. For such purposes, each Grantor hereby irrevocably authorizes the Administrative Agent, in its discretion, to make and present for or on behalf of such Grantor such proofs of claim on account of Subordinated Indebtedness as the Administrative Agent may deem expedient or proper, to vote such claims in any bankruptcy, insolvency or reorganization proceeding, to receive and collect any and all dividends, payments or other disbursements made thereon, in whatever form, and to apply such dividends, payments or other disbursements to the Secured Obligations, as the Administrative Agent may elect.

(d) Each Grantor hereby acknowledges and agrees that, until the Commitments have been terminated and all of the Obligations have been paid in full in cash, under no circumstances shall it be entitled to be subrogated to any rights of any Beneficiary in respect of the Obligations performed by it hereunder or otherwise, and each Grantor hereby expressly and irrevocably waives, until the Commitments have been terminated and all of the Obligations have been paid in full in cash, (i) each and every such right of subrogation and any claims, reimbursements, right or right of action relating thereto (howsoever arising), and (ii) each and every right to contribution, indemnification, set-off or reimbursement, whether from the Borrower or any other Person now or hereafter primarily or secondarily liable for any of the Obligations, and whether arising by contract or operation of law or otherwise by reason of such Grantor's execution, delivery or performance of this Agreement.

Section 7. Financing Statements.

     At the time of execution of this Agreement, each Grantor shall furnish to the Administrative Agent properly executed financing statements, registrar's certificates, amendments and assignments as prescribed by the Uniform Commercial Code as presently in effect in the states where the Collateral is located and, insofar as a particular Grantor is concerned, in the state where it maintains any office. All such statements shall be prepared in form and number sufficient for filing wherever required with respect to the Collateral, in order that the Administrative Agent, for the benefit of the Secured Parties, shall have a duly perfected security interest of record in the Collateral, to the extent a security interest in such Collateral can be perfected by filing a financing statement, following the filing of such financing statements with the appropriate local and state governmental authorities, subject only to Permitted Liens.

Section 8. Further Assurances.

     Each Grantor shall, from time to time, at the expense of such Grantor, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or reasonably desirable, or that the Secured Party may reasonably request, in order to perfect and protect any Lien granted or purported to be granted by such Grantor under this Agreement or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, such Grantor shall: (i) at the request of the Secured Party, mark conspicuously each document and agreement included in the Collateral, and each of its records pertaining to the Collateral, with a legend, in form and substance satisfactory to the Secured Party, indicating that such Collateral is subject to the Lien granted hereby; (ii) if any Collateral shall be, or shall be evidenced by, a promissory note or other instrument or chattel paper, deliver such item to the Secured Party duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Secured Party; and (iii) execute and file or record, as applicable, such financing statements, amendments thereto, continuation statements, agreements granting control to the Secured Party over all or any portion of the Collateral, and such other instruments or notices, as may be necessary or desirable, or as the Secured Party may reasonably request from time to time in order to perfect and preserve the Lien granted or purported to be granted hereby, all in form and substance reasonably satisfactory to the Secured Party. Each Grantor hereby authorizes the Secured Party, where permitted by Law, to file any financing statement, amendment thereto, or continuation statement, without such Grantor's signature thereon. Each Grantor hereby irrevocably makes, constitutes and appoints the Secured Party (and all Persons designated by the Secured Party for that purpose) such Grantor's true and lawful attorney-in-fact to sign the name of such Grantor on any financing statement or other writing necessary or requested by the Secured Party to perfect its Lien on or in any of the Collateral or to maintain the perfection thereof.

(a) Each Grantor shall furnish to the Secured Party from time to time such statements and schedules further identifying and describing the Collateral, and such other reports in connection with the Collateral, as the Secured Party may reasonably request, all in reasonable detail. Without limiting the generality of the foregoing, each Grantor shall, from time to time, execute and deliver to the Secured Party, in such form and manner as the Secured Party may reasonably require, solely for the Secured Party's convenience in maintaining records of the Collateral, such confirmatory schedules of Accounts Receivable, and such other appropriate reports designating, identifying and describing the Accounts Receivable, as the Secured Party may reasonably request. In addition, upon the Secured Party's request, each Grantor shall provide the Secured Party with copies of agreements with, or purchase orders from, such Grantor's customers, of invoices to customers and proof of shipment or delivery and such other documentation and information relating to the Accounts Receivable and other Collateral as the Secured Party may from time to time reasonably request. Failure to provide the Secured Party with any of the foregoing shall in no way affect, diminish, modify or otherwise limit the Lien granted herein. Each Grantor hereby authorizes the Secured Party to regard its printed name or rubber stamp signature on assignment schedules or invoices as the equivalent of a manual signature by an authorized officer or agent of such Grantor.

(b) Each Grantor agrees to maintain such books and records regarding Accounts Receivable and the other Collateral as the Secured Party may reasonably require, and agrees that the books and records of such Grantor will reflect the Secured Party's Liens on and in the Accounts Receivable and other Collateral. All of the books and records of each Grantor, including any records handled or maintained for each such Grantor by any other Person, shall be made available to the Secured Party and to any Lender, or to any of its or their representatives, during normal business hours and upon reasonable notice. No Grantor shall (i) change the location of its chief executive office/chief place of business from that specified on Schedule I or remove its books and records from the location specified on Schedule I,
     (ii) change its name (including the adoption of any new trade name), jurisdiction of incorporation, identity or corporate structure, or (iii) change the location of any other Collateral to a location not listed on
     Schedule I, unless, in any such case, it shall have provided at least thirty (30) days' prior written notice to the Secured Party of any such change. Each Grantor shall from time to time notify the Secured Party of each location at which any portion of the Collateral or such books and records are to be kept for temporary processing, storage or similar purposes. No action requiring notice to the Secured Party under this paragraph shall be effected until such filings and other measures as may be required under applicable law to continue uninterrupted the perfected Lien of the Secured Party on and in the Collateral affected thereby shall have been taken, and until the Secured Party shall have received such opinions of counsel with respect thereto as it may have reasonably requested.

(c) Each Grantor shall defend the Collateral against all claims and demands of all Persons (other than the Secured Party and holders of Permitted Liens) claiming an interest therein. Each Grantor shall pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent that (i) such Grantor is, in good faith and by appropriate proceedings, contesting the validity thereof and (ii) the Collateral that is the subject thereof is not in imminent risk of seizure, levy, sale, execution or other process.

(d) Each Grantor confirms to the Secured Party that any and all taxes or fees relating to its business, including, but not limited to, its sales, the
     Accounts Receivable and all goods relating thereto, are its sole responsibility and shall be paid by such Grantor when due and that none of said taxes or fees represent a Lien on the Collateral. Each Grantor shall maintain its status as a validly existing corporation (or, if not a corporation on the date of this Agreement, as such other kind of legal entity as is specified in Schedule I), and shall remain qualified to do business and in good standing in all states and other jurisdictions in which the failure to be so qualified and in good standing would have a Material Adverse Effect or a material adverse effect on the ability of such Grantor to enforce collection of Accounts Receivable due from customers residing in such locations.

(e) Upon the occurrence and during the continuation of any Event of Default, if so requested by the Secured Party, each Grantor shall set aside all returned, reclaimed or repossessed merchandise or goods, mark them with the Secured Party's name and hold them for the Secured Party's account as owner.

(f) Each Grantor agrees that all Collateral consisting of tangible property is now and shall remain personal property, notwithstanding the manner in which such Collateral or any part thereof shall now or hereafter be affixed or annexed to real estate. Each Grantor shall use commercially reasonable efforts to obtain and deliver to the Secured Party such instruments as may reasonably be requested by the Secured Party pursuant to which any Person with an interest in any real property upon which all or any part of the tangible Collateral is now or may hereafter be located consents to the Liens created hereby, disclaims any Lien on or other interest in the tangible Collateral, waives in favor of the Secured Party all right to distrain or levy upon such Collateral for rent or other payments due or to become due to such Person, and authorizes the Secured Party to enter upon the relevant premises at any time to remove such Collateral.

(g) If any of the property of a Grantor identified in Schedule IV ceases at any time to be subject to a Permitted Lien, whether because the obligations secured thereby are paid or otherwise performed or discharged, or for any other reason, such Grantor shall give the Administrative Agent prompt notice of the circumstances, identifying the relevant item of property. Such Grantor shall also promptly execute and deliver such documents as the Administrative Agent may request to confirm that the relevant item of property has ceased to be Excluded Property hereunder and is subject to the negative covenant in Section 6.4 of the Credit Agreement. A Grantor's failure to do so will not, however, alter the fact that any such item of property will automatically cease to be Excluded Property when it ceases to secure a Permitted Lien.

Section 9. Actions Affecting the Collateral

(a) . (a) Except with the Secured Party's prior written consent or as otherwise expressly permitted in the Credit Agreement, each Grantor agrees that it shall not sell or otherwise dispose of any Collateral, except for Inventory sold in accordance with Section 9(b).

(b) Each Grantor shall safeguard, protect and hold all Inventory for the Secured Party's account and make no disposition thereof except in the regular course of the business of such Grantor as herein provided. Unless the Secured Party has given a Grantor notice to the contrary, as provided for below, any Inventory may be sold and shipped by any Grantor to its customers in the ordinary course of such Grantor's business, on open account and on terms generally extended by such Grantor to its customers. The Secured Party shall have the right to withdraw the foregoing authorization at any time following the occurrence and during the continuation of an Event of Default, in which event no further disposition shall be made of the Inventory by any Grantor without the Secured Party's prior written approval. Upon the sale, exchange, or other disposition of Inventory, the Lien provided for herein shall, without break in continuity and without further formality or act, continue in, and attach to, all proceeds thereof, including any instruments for the payment of money, Accounts Receivable, contract rights, documents of title, shipping documents, chattel paper and all other cash and non-cash proceeds of such sale, exchange or disposition. As to any such sale, exchange or other disposition, the Secured Party shall have all of the rights of an unpaid seller, including stoppage in transit, replevin, rescission and reclamation.

(c) Each Grantor shall take all necessary action to ensure that, except for Permitted Liens, such Grantor is (or, at all times after additional Collateral is acquired by it, will be) the absolute owner of the Collateral other than Inventory obtained on consignment or pursuant to any similar arrangement, with full right to create a Lien thereon, free and clear of any and all claims or Liens in favor of others other than the Lien in favor of the Secured Party created hereby and other Permitted Liens. Each Grantor agrees that it shall not grant, create or permit to exist any Lien upon all or any portion of the Collateral, or any proceeds thereof, in favor of any other Person other than the Secured Party or holders of the Permitted Liens and the rights of vendors providing Inventory to such Grantor on consignment or pursuant to a similar arrangement, which rights are subordinate to the Lien of the Secured Party in such Inventory; and shall not create, or permit to exist, any obligations, other than those secured by the Permitted Liens, that are secured thereby.

(d) Each Grantor shall permit the Secured Party and the Lenders, or its or their respective representatives, to have access to the Inventory and the Equipment, and other tangible Collateral for purposes of inspection during normal business hours and upon reasonable notice to such Grantor; and shall promptly notify the Secured Party in writing of any material loss or damage to the Inventory, Equipment or other Collateral.

(e) No Grantor shall use, or permit any of the Collateral in its possession or subject to its control to be used, for any unlawful purpose or in violation of any applicable Law or for hire.

(f) Each Grantor agrees that it shall not (i) other than in the ordinary course of business as generally conducted by such Grantor prior to the date hereof, (A) grant any extension of the time for payment of any of the Accounts, (B) compromise, compound or settle any Account for less than the full amount thereof, (C) release, wholly or partially, any Person liable for the payment thereof, or (D) allow any credit or discount whatsoever thereon; or (ii) amend, modify, terminate or waive any provision of any contract, license or agreement giving rise to an Account in any manner that could reasonably be expected to materially adversely affect the value of such contract, license or Account as Collateral. Each Grantor shall exercise promptly and diligently each and every material right it may have under any material contract, license or agreement giving rise to an Account (other than any right of termination), in a manner consistent with the ordinary and customary conduct of its business; and shall deliver to the Secured Party, upon request, a copy of each material demand, notice or document received by it relating in any way to any material contract, license or agreement giving rise to an Account.

(g) Subject to the other provisions of this Agreement, each Grantor shall continue to collect, at its own expense, all amounts due or to become due to such Grantor under the Collateral. In connection with such collections, any Grantor may take (and, at the Secured Party's direction, shall take) such action as such Grantor or the Secured Party may deem necessary or advisable to enforce collection thereof. Upon the occurrence and during the continuation of any Event of Default, (i) all amounts and proceeds (including instruments) received by each Grantor in respect of the Collateral shall be received in trust for the benefit of the Secured Party, shall be segregated from other property of such Grantor and shall be forthwith paid over to the Secured Party in the same form as so received (with any necessary endorsement) to be held as Collateral or to be applied as provided by Section 14(e), as determined by the Secured Party.

Section 10. Insurance

(a) (a) Each Grantor shall, at its own expense, maintain insurance with respect to the Collateral in such amounts, against such risks, in such form and with such insurers, as is commonly maintained by prudent Persons engaged in businesses similar to the business engaged in by such Grantor or as otherwise  may be  required  under the  Credit  Agreement.  Each  policy of liability insurance shall provide for all losses to be paid on behalf of the Secured Party and the applicable Grantor as their respective interests may appear; and, if so requested by the Secured Party, each policy of property damage insurance shall provide for all losses to be paid directly to the Secured Party. Each such policy shall in addition: (i) name the Secured Party as an insured party thereunder (without any representation or warranty by or obligation upon the Secured Party) as its interest may appear; (ii) contain the agreement by the insurer that any loss thereunder shall be payable to the Secured Party notwithstanding any action, inaction or breach of representation and warranty by the Grantor; (iii) provide that there shall be no recourse against the Secured Party for payment of premiums or other amounts with respect thereto; and (iv) provide that at least thirty (30) days' prior written notice of amendment to or cancellation or lapse of such policy shall be given to the Secured Party by the insurer. Each Grantor shall, if so requested by the Secured Party, deliver to the Secured Party original or duplicate policies of all such insurance and, as often as the Secured Party may request, a report of a reputable insurance broker with respect to such insurance. Further, each Grantor shall, at the request of the Secured Party, duly execute and deliver such instruments of assignment of such insurance policies as the Secured Party may reasonably request for purposes of perfecting or protecting its interest therein or with respect thereto, and cause each affected insurer to acknowledge notice of such assignment.

(b) Amounts payable under any liability insurance maintained by any Grantor pursuant to this Section 10 may be paid directly to the Person who shall have incurred liability covered by such insurance. All proceeds of insurance payable with respect to any loss involving damage to or loss of any Collateral shall be paid directly to the Secured Party and, in the Secured Party's discretion, applied to payment of the Secured Obligations in such order as the Secured Party may determine in its sole discretion or held as Collateral hereunder. If, in the Secured Party's discretion, it elects to permit the use of all or any portion of such proceeds to repair or replace the affected Collateral, the applicable Grantor shall make or cause to be made the necessary repairs to or replacements of such Collateral, and, upon receipt by the Secured Party of invoices and other documentation, in reasonable detail, evidencing such repair or replacement and the cost thereof, the Secured Party shall release to such Grantor, as reimbursement therefor (but only to the extent of the lesser of the cost of such repair or replacement and the amount of any such proceeds actually received by the Secured Party), the insurance proceeds paid with respect to such loss.

Section 11. The Secured Party  Appointed  Attorney-in-Fact.

     Each Grantor hereby irrevocably appoints the Secured Party as such Grantor's attorney-in-fact, with full power of substitution and with full authority in the place and stead of and in the name of such Grantor, the Secured Party or otherwise, to take any action and to execute any instrument, that the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

(a) to perform or cause the performance of any obligation of such Grantor hereunder;

(b) to obtain and adjust insurance required to be paid to the Secured Party pursuant to Section 10;

(c) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(d) to receive, endorse, assign and collect any and all checks, notes, drafts and other negotiable and non-negotiable instruments, documents and chattel paper in connection with clause (b) or (c) above, and each such Grantor waives notice of presentment, protest and non-payment of any instrument, document or chattel paper so endorsed or assigned;

(e) to file any claims, take any action or institute any proceedings that the Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Secured Party or the applicable Grantor with respect to any of the Collateral;

(f) to sell, transfer, assign or otherwise deal in or with the Collateral or the proceeds or avails thereof, as full and effectually as if the Secured Party were the absolute owner thereof;

(g) to receive, open and dispose of all mail addressed to such Grantor and to notify postal authorities to change the address for delivery thereof to such address as the Secured Party may designate; and

(h) to transmit to customers indebted on Accounts notice of the Secured Party's interest therein and to notify customers indebted on Accounts to make payment directly to the Secured Party for such Grantor's account.

     Each Grantor hereby ratifies and approves all acts of the Secured Party taken pursuant to the foregoing appointment, other than acts of the Secured Party constituting gross negligence or willful misconduct, and the Secured Party, as such Grantor's attorney-in-fact, will not be liable for any acts of commission or omission, or for any error of judgment or mistake of fact or law, other than those that result from the Secured Party's gross negligence or willful misconduct. The foregoing power, being coupled with an interest, is irrevocable for so long as this Agreement remains in effect.

     Each Grantor also authorizes the Secured Party, at any time and from time to time, (i) to request from customers indebted on Accounts Receivable, in the name of the Secured Party or such Grantor or that of the Secured Party's designee, information concerning the amounts owing on the Accounts Receivable; and (ii) to communicate in its own name with any party to any contract, agreement or instrument included in the Collateral with regard to the assignment of such contract, agreement or instrument and other matters relating thereto.

Section 12. Secured Party May Perform.

     If any Grantor fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be payable by such Grantor under Section 15(b).

Section 13. Secured Party's Duties.

     The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall not have any duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Without limiting the generality of the foregoing, the Secured Party shall have no obligation to ascertain or to initiate any action with respect to or to inform the Grantor of maturity dates, conversion, call or exchange rights, offers to purchase the Collateral or any similar matters, notwithstanding the Secured Party's knowledge. The Secured Party shall have no duty to initiate any action to protect against the possibility of a decline in the value of the Collateral.

Section 14. Events of Default; Remedies.

     The occurrence of any Event of Default shall constitute an "Event of Default" hereunder, whether such occurrence is voluntary or involuntary or occurs by operation of law or otherwise. If any Event of Default has occurred and is continuing:

(a) In addition to any and all other rights and remedies provided for herein or otherwise available to the Secured Party, the Secured Party shall have all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) or, to the extent required by applicable law, the Uniform Commercial Code as in effect in the jurisdiction where the Secured Party enforces such rights and remedies, and also may (i) require each Grantor to, and each such Grantor hereby agrees that it shall at its expense and upon the request of the Secured Party forthwith, assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party at a place, to be designated by the Secured Party, that is reasonably convenient to both parties; (ii) enter the premises where any of the Collateral is located and take and carry away all or any portion of the Collateral, by any of its representatives, with or without legal process, to a place of storage; and (iii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery and upon such other terms as the Secured Party may deem commercially reasonable, without assumption of any credit risk. The Secured Party may, in its own name, or in the name of a designee or nominee, buy the Collateral at any public sale and, if permitted by applicable law, at any private sale; and shall have the right to credit against the amount of the bid made therefor the amount payable to the Secured Party out of the net proceeds of such sale.

(b) Each Grantor agrees that, to the extent that notice of sale shall be required by law, at least ten (10) business days' notice to any such Grantor of the time and place of any public or private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place it was so adjourned. If sale of all or any part of the Collateral is made on credit or for future delivery: (i) the Collateral so sold may be retained by the Secured Party until the sale price is paid by the purchaser or purchasers thereof, (ii) the Secured Obligations shall be reduced only to the extent that payment is actually received by the Secured Party in respect of such sale, and (iii) the Secured Party shall not incur any liability if any purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. Each Grantor agrees that any sale of the Collateral conducted in conformity with reasonable commercial practices of banks, commercial finance companies, insurance companies or other financial institutions disposing of property similar to the Collateral shall be deemed to be commercially reasonable.

(c) Immediately upon the occurrence of any Event of Default and so long as such Event of Default is continuing, the Secured Party may, to the extent permitted by Law: (i) remove from any premises where they may be located any and all documents, instruments, files and records, and any receptacles or cabinets containing same, relating to the Accounts and other rights to payment of any Grantor, or the Secured Party may use, at such Grantor's expense, any of such Grantor's personnel, supplies or space at such Grantor's places of business or otherwise, as may be necessary to properly administer and control the Accounts and other rights of payment or the handling of collections and realizations thereon; and (ii) bring suit, in the name of such Grantor or the Secured Party, and generally shall have all other rights respecting said Accounts or other rights to payment, including, without limitation, the right to accelerate or extend the time of payment, to settle, compromise or release in whole or in part any amounts owing thereon and to issue credits in the name of such Grantor or the Secured Party.

(d) Each Grantor recognizes that the Secured Party may be unable to effect a public sale of all or part of the Collateral consisting of investment property by reason of certain prohibitions contained in the Securities Act of 1933, as amended, or in applicable New York or other states' securities laws as now or hereafter in effect, unless registration or qualification, as the case may be, is accomplished. Each Grantor acknowledges that the Secured Party may resort to one or more private sales to a single purchaser or a restricted group of purchasers who will be obliged to agree, among other things, to acquire such investment property for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor agrees that private sales may be at prices and other terms less favorable to such Grantor than if such investment property were sold at a public sale and that the Secured Party shall have no obligation to delay the sale of any such portion of the Collateral for the period of time necessary to permit the issuer of such investment property to register or qualify such investment property, even if such issuer would, or should, proceed to register or qualify such investment property for public sale. Each Grantor agrees that private sales made under the foregoing circumstances shall be deemed to have been made in a "commercially reasonable" manner.

(e) All cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral, and all payments made in respect of the Collateral and received by the Secured Party may, in the discretion of the Secured Party, be held by the Secured Party as collateral for the Secured Obligations or may be applied (after payment to the Secured Party of the reasonable expenses, including reasonable attorneys' fees and expenses, expert witnesses' and consultants' reasonable fees and expenses, and other amounts payable under
     Section 15) at any time in whole or in part by the Secured Party against all or any part of the Secured Obligations in such order as the Secured
     Party shall elect, in its sole discretion. Any surplus of such payments held by the Secured Party and remaining after payment in full of all of the Secured Obligations shall be paid over to the applicable Grantor or to whomsoever may lawfully be entitled to receive such surplus.

(f) The Secured Party may use (and is hereby granted a license to use), in connection with any assembly, preparation for disposition or disposition of the Collateral, any of the trademarks, copyrights, patents, technical processes, trade names, service marks or trade styles and other intellectual property used by any Grantor, without payment or additional compensation therefor.

(g) For the purposes of determining the rights of any purchaser of Collateral, recitals contained in any conveyance to any purchaser at any sale made hereunder shall conclusively establish the truth and accuracy of the matters therein stated, including, without limitation, nonpayment of the Secured Obligations and advertisement and conduct of such sale in the manner provided herein; and the Grantor hereby ratifies and confirms all legal acts that the Secured Party may do in carrying out the provisions of this Agreement. Any sale of the Collateral or any part thereof pursuant to the provisions of this Section 14 shall operate to divest all right, title, interest, claim and demand of the applicable Grantor in and to the property sold and shall be a perpetual bar against such Grantor. Nevertheless, if requested by the Secured Party so to do, the Grantor shall join in the execution, acknowledgment and delivery of all proper conveyances, assignments and transfers of the property so sold. It shall not be necessary for the Secured Party to have physically present or constructively in its possession any of the Collateral at any such sale, and the Secured Party shall deliver all of the Collateral under its control to the purchaser thereof at such sale on the date of sale and, if it should be impossible or impracticable then to take actual delivery of the Collateral, the title and right of possession to that Collateral shall pass to the purchaser at such sale as completely as if such Collateral had been actually present and delivered.

(h) NCM hereby authorizes and empowers the Secured Party (personally or through an agent), upon the occurrence and during the continuation of an Event of Default, to transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exercise all voting rights with respect thereto, to collect and receive all cash dividends and other distributions made thereon, and to otherwise act with respect to the Pledged Collateral as though the Secured Party were the outright owner thereof, and NCM irrevocably constitutes and appoints the Secured Party as the proxy and attorney-in-fact of NCM, with full power of substitution, to do so; provided, however, that the Secured Party shall have no duty to exercise or to preserve any such right and shall not be liable for any failure to do so or for any delay in doing so.

Section 15. Indemnity and Expenses.

(a) Each Grantor shall, upon demand, (a) pay or reimburse the Secured Party for all its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement, the other Loan Documents to which such Grantor is a party and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Secured Party, (b) pay or reimburse the Secured Party and each Lender for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement and the other Loan Documents to which such Grantor is or becomes a party, including, without limitation, the fees and disbursements of counsel to the Secured Party and each Lender, and (c) pay, and indemnify and hold harmless the Secured Party and each Lender from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement or any such other Loan Document and (d) pay, and indemnify and hold harmless the Secured Party and each Lender (including each of their respective parents, subsidiaries, officers, directors, employees, agents and affiliates) from and against, any and all other claims, demands, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, settlements, expenses or disbursements of whatever kind or nature arising from, in connection with or with respect to the execution, delivery, enforcement, performance and administration of this Agreement and such other Loan Documents, (all the foregoing in this clause (d), collectively, the "indemnified liabilities"); provided that no Grantor shall have any obligation hereunder to the Secured Party or any Lender with respect to indemnified liabilities arising from the gross negligence or willful misconduct of the Secured Party or that Lender. The agreements in this Section 15 shall survive repayment of the Secured Obligations hereunder.

Section 16. Assignment.

     No Grantor shall pledge, assign or otherwise transfer any or all of its rights, obligations or duties hereunder, except with the prior written consent of the Secured Party. This Agreement (a) shall be binding in accordance with and to the extent of its terms upon each Grantor and its successors and assigns and each other Person who becomes bound as a debtor to this Agreement under applicable law, and (b) shall inure, together with all rights, remedies, powers and privileges of the Secured Party hereunder, to the benefit of the Secured Party and each Lender and its and their respective successors, endorsees, transferees and assigns. Without limiting the generality of clause (b) of the immediately preceding sentence, the Secured Party may assign or otherwise transfer its rights under this Agreement to another Person in connection with an assignment or transfer of its rights as Administrative Agent in accordance with the provisions of the Credit Agreement, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Secured Party herein or otherwise.

Section 17. Notices etc.

     All notices, requests and demands to or upon the respective parties hereto, to be effective, shall be in writing (including by telecopy) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (a) when delivered by hand, (b) five Business Days after being deposited in the mail, postage prepaid, or (c) in the case of telecopy notice or delivery by a nationally recognized overnight courier, when received, in each case, addressed as follows:

          (i)  if to a Grantor, at:

                  110 W. 7th St., Suite 300
                  Fort Worth, Texas 76102
                  Attention:  President
                  Telecopy:  (817) 878 3672

          (ii) if to the Administrative Agent at:

                  Credit Suisse First Boston Management Corporation 277 Park Avenue, 11th Floor
                  New York, NY 10172
                  Attention: Mr. Alex Lagetko,
                  Ms. Donna P. Alderman
                  Telecopy:  (212) 325-8290

          (iii)if to any Lender: To it, care of and at the address of, the Administrative Agent specified above, or to such other address for notices as such Person may have delivered to the party giving the notice in accordance with this Section 17; provided that any notice, request or demand to or upon the Secured Party shall not be effective until received.

Section 18. Continuing Obligations.


(a) The obligations of each Grantor under the Guaranty shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any proceeding or action, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, marshalling of assets, assignment for the benefit of creditors, composition with creditors, readjustment, liquidation or arrangement of the Borrower or any other Grantor or any similar proceedings or actions, or by any defense the Borrower or any other Grantor may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding or action. Without limiting the generality of the foregoing, the Grantor's liability shall extend to all amounts and obligations that constitute the Obligations and would be owed by the Borrower, but for the fact that they are unenforceable or not allowable due to the existence of any such proceeding or action.

(b) This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the termination of the Commitments and the payment and performance in full of the Secured Obligations. Upon the termination of the Commitments and the payment and performance in full of the Secured Obligations, the Lien created by this Agreement shall terminate. Upon any such termination, the Secured Party shall, at such Grantor's expense, execute and deliver to any Grantor such documents, and take such other acts, as such Grantor shall reasonably request to evidence, or give effect to, such termination.

Section 19. Limitation on Grantor Liability.

     Each Grantor and (by their acceptance of the benefits of this Agreement) the Administrative Agent and each of the Lenders hereby (i) confirm that it is the intention of such Grantor and the Beneficiaries that this Agreement not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Code, the Uniform Fraudulent Conveyance Act or Uniform Fraudulent Transfer Act, as in effect in any jurisdiction, or any similar Law (any such event, a "Fraudulent Transfer"); and (ii) to effectuate the foregoing intention, irrevocably agree that such Grantor's liability hereunder in respect of the Obligations shall be limited to such amount as will not, after giving effect (to the extent relevant under applicable Law) to (A) such maximum liability and all other liabilities of such Grantor (contingent or otherwise), and (B) all rights to contribution, indemnification, set-off or reimbursement, whether from the Borrower or any other Person, and whether arising by contract, by operation of law or otherwise by reason of such Grantor's execution, delivery or performance of this Agreement, result in such Grantor's obligations constituting a Fraudulent Transfer.

Section 20. Certain Waivers.


(a) Each Grantor consents to any extension or waiver of any Secured Obligation. The Secured Party shall have no duty with respect to the preservation or protection of the Collateral or any income thereof or the preservation or protection of any rights against other parties with respect thereto. The Secured Party may exercise any rights it may have hereunder against any Grantor or the Collateral, after having given notice to any such Grantor as provided herein or under applicable law, whether or not it has given notice to any other Person or otherwise taken any action against any other Person, or other assets, for the enforcement of its rights in respect of any Secured Obligation. Without limiting the generality of the foregoing: to the extent that the Secured Obligations are now or hereafter secured or otherwise supported by any assets or property other than the Collateral or the Guaranty of each Grantor or by the guarantee, endorsement, assets or property of any other Person, then the Secured Party shall have the right in its sole discretion to determine which rights, security, Liens or remedies the Secured Party shall at any time pursue, foreclose upon, relinquish, subordinate, modify or take any other action with respect to, without in any way modifying or affecting any of them, or any of the Secured Party's rights hereunder.

(b)  Each Grantor hereby  unconditionally  waives: (i) promptness and diligence;
     (ii) notice of or proof of reliance by the Beneficiaries upon this Agreement, including the Guaranty of such Grantor, or acceptance of this Agreement and such Guaranty; (iii) notice of the incurrence of any Obligation by the Borrower or the renewal, extension or accrual of any Obligation or of any circumstances affecting the Borrower's financial condition or ability to perform the Obligations; (iv) notice of any actions taken by the Beneficiaries or the Borrower or any other Person under any Loan Document or any other agreement or instrument relating thereto; (v) all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of the Obligations or of the obligations of such Grantor or any other Grantor hereunder, the omission of or delay in which, but for the provisions of this Section 20(b), might constitute grounds for relieving such Grantor of its obligations hereunder;
     (vi) any requirement that the Beneficiaries protect, secure, perfect or insure any Lien or any property subject thereto, or exhaust any right or take any action against the Borrower or any other Person or any collateral; and (vii) each other circumstance, other than payment of the Obligations in full, that might otherwise result in a discharge or exoneration of, or constitute a defense to, such Grantor's obligations hereunder.

Section 21. Governing Law.

     THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE
WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE LIEN PROVIDED FOR HEREIN, OR ANY REMEDY PROVIDED FOR HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

Section 22. Voting Rights.

     During the term of this Agreement, and so long as no Default or Event of Default has occurred and is continuing, NCM shall be entitled to exercise all of its voting and other consensual rights pertaining to the Pledged Stock or any part thereof; provided that, without the prior written consent of the Secured Party (which consent shall not be unreasonably withheld or delayed): to the extent that any such matter is subject to the vote or other consent of NCM, NCM shall not vote or give consent (i) to amend the certificate of incorporation or bylaws of any Company; (ii) to sell or otherwise dispose of or transfer, or grant any Lien (other than a Permitted Lien) on, all or any portion of the assets of any Company; (iii) to terminate or dissolve any Company; (iv) to cause the redemption of all or any portion of NCM's interest in any Company; (v) to permit any change in the directors of any Company; (vi) to admit any additional shareholder to any Company; (vii) to permit any additional shares of the Capital Stock of any Company to be issued; (viii) to alter the terms of any surplus notes issued by any Company or waive any of their conditions, or (ix) to take or approve any action that could reasonably expected to adversely affect the Secured Party's security hereunder. To this end, the Secured Party shall execute and deliver to NCM all proxies and other instruments that NCM may reasonably request. Upon the occurrence and during the continuation of a Default or an Event of Default, all rights of NCM to exercise the voting and other consensual rights that NCM would otherwise be entitled to exercise pursuant to this Section 22 shall cease, and all such rights shall thereupon become vested in the Secured Party, who shall thereupon have the sole right to exercise such voting and other consensual rights.

Section 23. Protection of Pledged Stock.

     NCM shall pay all taxes, charges and assessments against the Pledged Stock and do all acts necessary and appropriate to preserve and maintain the Pledged Stock free of any Liens other than Permitted Liens. Without limiting the generality of the foregoing, NCM shall not grant a Lien on or in the Pledged Stock to any other Person without the prior written consent of the Secured Party thereto. Upon the failure of NCM to comply with any of the foregoing provisions of this Section 23, the Secured Party may make such payments and take such actions on account thereof as the Secured Party, in its discretion, deems necessary or appropriate. NCM shall reimburse the Secured Party immediately upon demand for any and all such payments and related costs so incurred, together with interest thereon, from the date incurred by NCM until paid, calculated on the basis of a year of 360 days and for the actual number of days elapsed, at the highest rate of interest then applicable to any of the Secured Obligations.

Section 24. Miscellaneous.

(a) Each Grantor shall make each payment under its Guaranty in lawful money of the United States of America and in immediately available funds to the Lenders at the Administrative Agent's address specified below or to such other address as the Administrative Agent may designate for itself by like notice:

     Account for payments:  Citibank, N.A.
                            ABA #021000089
                            Account: Credit Suisse First Boston-Distressed Account #4080-4716
                            REF:  Ascent Term Loan

                            Attn: Adair Young, CSFB, 212-322-1365

(b) Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. If and to the extent that applicable Law confers any rights in addition to any of the provisions of this Agreement, the affected provision shall be considered amended to conform thereto.

(c) The failure of the Secured Party or any Beneficiary to exercise, or delay in exercising, any right, remedy, power or privilege hereunder or under any other Grantor Document or agreement or instrument relating thereto, shall not operate as a waiver thereof, nor shall any single or partial exercise by the Secured Party of any right, remedy, power or privilege hereunder or under any other Grantor Document or agreement or instrument relating thereto preclude any other or future exercise thereof, or the exercise of any other right, remedy, power or privilege. This Agreement is in addition to and not in limitation of any other rights, remedies, powers and privileges the Secured Party may have by virtue of any other instrument or agreement heretofore, contemporaneously herewith or hereafter executed by any Grantor or any other Person or by applicable Law or otherwise. All rights, remedies, powers and privileges of the Secured Party shall be cumulative and may be exercised singly or concurrently.

(d) The representations, covenants and agreements of each Grantor herein contained shall survive the date hereof, and shall be deemed to have been remade on and as of the date on which any additional Secured Obligations are created.

(e) Neither this Agreement nor any of the provisions hereof can be changed, waived or terminated orally. No waiver or modification of any of the provisions hereof shall be binding upon any party unless in writing and signed by a duly authorized representative thereof.

(f) This Agreement may be executed in counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute one instrument.

(g) The headings herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. When used in this Agreement: (i) "or" is not exclusive; (ii) "including" is not limiting; (iii) a reference to any law, rule or regulation includes any amendment or modification thereto or thereof, as well as any replacement therefor; and (iv) unless otherwise provided for in this Agreement, a reference to any Grantor Document or other agreement, instrument or document, shall include such Grantor Document, other agreement, instrument or document, as it may be amended, restated, supplemented or otherwise modified from time to time in accordance with its terms. References herein to Sections, paragraphs, Schedules and the like, unless otherwise stated, are references to Sections or paragraphs of, or Schedules to, this Agreement. Terms such as "herein", "hereof", or "hereunder" refer to this Agreement as a whole, and not to any particular provision hereof.

(h) Each Grantor acknowledges that it has sought to become, and will continue to be familiar with the Credit Agreement to the extent it deems necessary in connection with its execution and delivery of this Agreement and performance of its obligations hereunder. The Secured Party and the Lenders will have no obligation to inform the Grantors of amendments to the Credit Agreement, the making or repayment of Loans thereunder or any other matter relating thereto. To the extent it deems necessary, each Grantor will verify all such matters through the Borrower.

Section 25. Waiver of Trial by Jury.

     TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH GRANTOR AND THE SECURED PARTY, AND (BY THEIR ACCEPTANCE OF THE BENEFITS OF THIS AGREEMENT) EACH OF THE LENDERS, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

Section 26. Jurisdiction.

     Each of (i) each Grantor and (ii) the Secured Party and (iii)(by its acceptance of the benefits of this Agreement) each of the Lenders hereby irrevocably and unconditionally (i) submits for itself and its property, in any legal action or proceeding relating to this Agreement or any other Grantor Document or the transactions contemplated hereunder or thereunder, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof; (ii) agrees that all claims in respect of any such action or proceeding may be heard or determined in such New York State court or, to the extent permitted by law, in such federal court; (iii) consents that any such action or proceeding may be brought in such courts and, to the extent permitted by applicable Law, waives and agrees not to assert, by way of motion, as a defense or otherwise, in any such action or proceeding, any claim that it is not personally subject to the jurisdiction of such courts, that the action or proceeding is brought in an inconvenient forum, that the venue of the action or proceeding is improper or that this Agreement or the subject matter hereof may not be litigated in or by such courts; and (iv) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each Grantor agrees that service on it of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor, at the address for such Grantor specified in Section 17 or at such other address of such Grantor of which the Secured Party shall have been notified pursuant thereto; and agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

GRANTORS:                           FOUNDATION FINANCIAL SERVICES, INC.


                                    By: /s/Patrick J. Mitchell
                                          Name: Patrick J. Mitchell
                                          Title: Chairman


                                    NATIONALCARE(R)MARKETING, INC.


                                    By: /s/Patrick J. Mitchell
                                          Name: Patrick J. Mitchell
                                          Title: Chairman


                                    LIFESTYLES MARKETING  GROUP, INC.


                                    By: /s/Patrick J. Mitchell
                                          Name: Patrick J. Mitchell
                                          Title: Chairman


                                    PRECISION DIALING SERVICES, INC.


                                    By: /s/Patrick J. Mitchell
                                          Name: Patrick J. Mitchell
                                          Title: Chairman


                                    SENIOR BENEFITS, L.L.C.

                                    By: /s/Patrick J. Mitchell
                                          Name: Patrick J. Mitchell
                                          Title: Manager



                                    WESTBRIDGE PRINTING SERVICES, INC.

                                    By: /s/Patrick J. Mitchell
                                          Name: Patrick J. Mitchell
                                          Title: Chairman












                        [Guaranty and Security Agreement]

SECURED PARTY:             CREDIT SUISSE FIRST BOSTON

                                   MANAGEMENT CORPORATION

                                   By: /s/Donna P. Alderman
                                         Name: Donna P. Alderman
                                         Title: Director



LENDERS:                   CREDIT SUISSE FIRST BOSTON

                                   MANAGEMENT CORPORATION

                                   By: /s/Donna P. Alderman
                                         Name: Donna P. Alderman
                                         Title: Director






























                        [Guaranty and Security Agreement]

                                                                         ANNEX 1
                                          to the Guaranty and Security Agreement

                                  Pledged Stock

Company                 No. of Shares         Class of Stock    Certificate Nos.

LifeStyles Marketing       100                   Common                      15
Group, Inc.

Precision Dialing            1                   Common                       5
Services, Inc.





Restrictions on Transfer*

Pursuant to the Receivables Financing Agreements, the consent of LaSalle Bank National Association is required for the pledge of the Pledged Stock and Pledged Membership Interests hereunder by NCM and the related pledge hereunder by it of interests in any other capital stock or similar interests in any Subsidiary of the Borrower.

                                                                      SCHEDULE I
                                          to the Guaranty and Security Agreement

     Grantor Places of Business and Organization and Locations of Collateral
     -----------------------------------------------------------------------

        A. Jurisdiction of Organization

1.  Foundation Financial Services, Inc. - Nevada

2.  LifeStyles Marketing Group, Inc. - Delaware

3.  NationalCare(R) Marketing, Inc. - Delaware

4.  Precision Dialing Services, Inc. - Delaware

5.  Senior Benefits, L.L.C. - Arizona

6.  Westbridge Printing Services, Inc. - Delaware

        B.(1) Chief Executive Office

1. Foundation Financial Services, Inc.
   110 W. 7th St., Suite 300
   Fort Worth, Texas 76102

2. LifeStyles Marketing Group, Inc.
   110 W. 7th St., Suite 300
   Fort Worth, Texas 76102

3. NationalCare(R)Marketing, Inc.
   110 W. 7th St., Suite 300
   Fort Worth, Texas 76102

4. Precision Dialing Services, Inc.
   110 W. 7th St., Suite 300
   Fort Worth, Texas 76102

5. Senior Benefits, L.L.C.
   110 W. 7th St., Suite 300
   Fort Worth, Texas 76102

6. Westbridge Printing Services, Inc.
   110 W. 7th St., Suite 300
   Fort Worth, Texas 76102


        (2) Chief Place of Business

     For each Grantor other than the following, the address set out in B(1). For the following , the addresses indicated:

1. Precision Dialing Services, Inc.
   9550 Forest Lane, Suite 715
   Dallas, Texas 75243

2. Westbridge Printing Services, Inc.
   7333 Jack Newell Blvd. North
   Fort Worth, Texas 76118



        C. Locations of Inventory

1. Foundation Financial Services, Inc.
   110 W. 7th St., Suite 300
   Fort Worth, Texas 76102

2. LifeStyles Marketing Group, Inc.
   110 W. 7th St., Suite 300
   Fort Worth, Texas 76102

3. NationalCare(R)Marketing, Inc.
   110 W. 7th St., Suite 300
   Fort Worth, Texas 76102

4. Precision Dialing Services, Inc.
   9550 Forest Lane, Suite 715
   Dallas, Texas 75243

5. Senior Benefits, L.L.C.
   110 W. 7th St., Suite 300
   Fort Worth, Texas 76102

6. Westbridge Printing Services, Inc.
   7333 Jack Newell Blvd. North
   Fort Worth, Texas 76118


        D. Locations of Equipment

1. Foundation Financial Services, Inc.
   110 W. 7th St., Suite 300
   Fort Worth, Texas 76102

2. LifeStyles Marketing Group, Inc.
   110 W. 7th St., Suite 300
   Fort Worth, Texas 76102

3. NationalCare(R)Marketing, Inc.
   110 W. 7th St., Suite 300
   Fort Worth, Texas 76102

4. Precision Dialing Services, Inc.
   9550 Forest Lane, Suite 715
   Dallas, Texas 75243

5. Senior Benefits, L.L.C.
   110 W. 7th St., Suite 300
   Fort Worth, Texas 76102

6. Westbridge Printing Services, Inc.
   7333 Jack Newell Blvd. North
   Fort Worth, Texas 76118


        E. Other Places of Business

None.


        F. Taxpayer I.D. No.:

1. Foundation Financial Services, Inc. - 75-2193766

2. LifeStyles Marketing Group, Inc. - 75-2225187

3. NationalCare(R)Marketing, Inc. - 75-2192748

4. Precision Dialing Services, Inc. - 75-2225186

5. Senior Benefits, L.L.C. - 86-0739432

6. Westbridge Printing Services, Inc. - 75-2192750

                                                                     SCHEDULE II
                                          to the Guaranty and Security Agreement

Part 1: Permitted Liens on Personal Property of Grantors*

Reference is made to items 5 and 7 through 32 of Schedule 3.23 of the Credit Agreement.

For the avoidance of doubt, the Borrower and certain of its Subsidiaries have, pursuant to the Receivables Financing Agreements and the Guaranty Agreement by Ascent Management Inc. referred to in Item 4 of Schedule 6.6 to the Credit Agreement, granted security interests in certain assets and property as collateral for the obligations of the Borrower and its Subsidiaries to LaSalle Bank National Association, all as described in such agreements. Any assets or property that are the subject of such security interests and liens are excluded as collateral under the Loan Documents.

Please see attached Lien Reports.




Part 2: Financing Statements relating to the Lien Created by this Agreement

                  Grantor                            Office of Filing

1. Foundation Financial Services, Inc.  Secretary of State of the State of Texas

2. LifeStyles Marketing Group, Inc.     Secretary of State of the State of Texas

3. NationalCare(R)Marketing, Inc.       Secretary of State of the State of Texas

4. Precision Dialing Services, Inc.     Secretary of State of the State of Texas

5. Senior Benefits, L.L.C.              Secretary of State of the State of Texas

6. Westbridge Printing Services, Inc.   Secretary of State of the State of Texas

                                                                    SCHEDULE III
                                          to the Guaranty and Security Agreement

                                Required Consents

Reference is made to Section 3.4 of the Credit Agreement.

                                                                     SCHEDULE IV
                                          to the Guaranty and Security Agreement

                                Excluded Property

Please see Lien Reports attached to Schedule II.